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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of
                     The Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): March 12, 2002

                              FOTOBALL USA, INC.
                (Name of small business issuer in its charter)

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         Delaware                           0-24608                       33-0614889
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
(State or other jurisdiction        (Commission File Number)           (I.R.S. Employer
of Incorporation)                                                   Identification Number)
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                 6740 Cobra Way, San Diego, California 92121
                 -------------------------------------------
             (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:     (858) 909-9900
                                                         --------------


                                Not applicable
        (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IS REGISTRANT'S CERTIFYING ACCOUNTANT

           Effective March 7, 2002, Fotoball USA, Inc., a Delaware corporation (the "Company") dismissed Good Swartz Brown & Berns LLP ("GSBB") as the Company's independent accountant. Effective March 7, 2002, the Company engaged KPMG LLP ("KPMG") as the Company's new independent accountants. The dismissal of GSBB and retention of KPMG were approved by the Company's Audit Committee. The Company has determined that a national accounting firm will better serve its future auditing needs.

           Prior to the engagement of KPMG, neither the Company, nor anyone on its behalf consulted with KPMG regarding the applications of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) or event as defined in Item 304(a)(1)(v) of Regulation S-K.

           In February 2001, the accounting firm Hollander, Lumer & Co. LLP ("HLC") merged with GSBB and the partner, Victor Hollander ("Hollander") became a partner of GSBB. As a result of the merger of


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GSBB and HLC and Hollander becoming a partner of GSBB, GSBB accepted substantially all of the clients of HLC as clients of GSBB.

           HLC audited the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 1999. HLC's reports for these fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified as to audit scope or accounting principles.

           During the period from January 1, 1999 to December 31, 2000 (HLC), the period from January 1, 2001 to March 26, 2001, (HLC and GSBB) and the period from March 27, 2001 to March 1, 2002 (GSBB) there were no disagreements with HLC or GSBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HLC and GSBB, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv) of Regulation S-K during such periods.

           The Company has provided GSBB with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and has requested that GSBB provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of GSBB's letter is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

c.       Exhibits:

         Exhibit
         Number    Description
         -------   -----------

         16.2 Letter from Good Swartz Brown & Berns LLP addressed to the United States Securities and Exchange Commission.





                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Fotoball USA, Inc.

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Date: March 12, 2002                                      By: /s/ Thomas R. Hillebrandt
                                                              -------------------------
                                                          Thomas R. Hillebrandt
                                                          Senior Vice President/Chief Financial Officer
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